SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) August 7, 1997


                             MB Software Corporation
             (Exact name of registrant as specified in its charter)

            Colorado                      0-11808             59-2219994
    ------------------------        ------------------      -------------------
   (State or other jurisdiction       (Commission File      (IRS Employer
        incorporation)                    Number)           Identification No.)



           2225 E. Randol Mill Road Suite 305, Arlington, Texas    76011
           -------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code            817-633-9400
                                                     --------------------------




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Item 2.  Acquisition or Disposition of Assets

a) Acquisition of Assets.
   ---------------------

On August 7, 1997 MB Software Corporation ("MBSC"), acquired Sandy Home Health, a St. George, Utah based entity. The acquisition was accomplished through Healthcare Innovations, LLC "(HI"), an entity formed by MBSC and Imagine Investments, Inc. for the purpose of acquiring healthcare business.

b) Assets and  "Business"  Involved  in the  Acquisition.
   -----------------------------------------------------

John Anderson, sole shareholder, sold, transferred and conveyed to Purchaser all of the stock of Sandy Home Health, which is a home healthcare business. The assets of Sandy Home Health include software source code and libraries owned and licensed by Seller, medical equipment, computer equipment, furniture, customer and prospect lists and accounts receivable as of August 1997.

c) HI will operate the business for much the same purposes as previously operated by Sandy Home Health.

d) Consideration  and Sources of Funds.
   -----------------------------------

HI acquired all of the outstanding stock of Sandy Home Health for $50,000. In addition, HI entered into an employment agreement with John Anderson, the former owner of Sandy Home Health. HI loaned Mr. Anderson or his affiliates the sum of $125,000, which sum can either be repaid in two years or forgiven and treated as income at the option of the borrower. MBSC granted Mr. Anderson options to purchase 250,000 shares of MBSC Common Stock.

Item 7.  Financial Statements and Exhibits.

     Upon review of the financial information and nature of the acquisition the Company has concluded that no pro-forms financial settlements are required to be filed with respect to such acquisition.

     The following is a list of exhibits filed as part of this Current Report on Form 8-K.

Exhibit
Number   Description of Exhibit
------   ----------------------

2.1 Purchase Agreement dated as of August 7, by and between Sandy Home Health, Inc., a Utah corporation and Heathcare Innovations, LLC, an Arkansas limited liability company.

2.2  Employment Agreement between HI and John Anderson.

2.3  Commitment letter for $125,000 loan.

2.4  Option Agreement between MBSC and John Anderson.



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2.5  Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MB Software Corporation
Date:  August 21, 1997


                                             /s/Scott A. Haire
                                             ------------------------
                                             Scott A. Haire, Chairman of the
                                             Board, Chief Executive Officer
                                             And President (Principal Financial
                                             Officer)













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